Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
STATEMENT OF INCOME

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	258				258	296	256	262	283	1,097
Operating revenues—third parties	9				9	6	7	8	8	29
Equity in earnings of affiliates	136				136	119	137	139	140	535
Other income	1				1	2	1	2	1	6
Total revenues and other income	404				404	423	401	411	432	1,667

Costs and Expenses
Operating and maintenance expenses	88				88	139	85	91	90	405
Depreciation	30				30	29	29	30	32	120
General and administrative expenses	17				17	18	17	16	16	67
Taxes other than income taxes	11				11	11	9	10	9	39
Interest and debt expense	29				29	27	27	26	28	108
Other expenses	2				2	—	—	—	2	2
Total costs and expenses	177				177	224	167	173	177	741
Income before income taxes	227				227	199	234	238	255	926
Income tax expense	1				1	1	1	1	—	3
Net income	226				226	198	233	237	255	923
Less: Preferred unitholders’ interest in net income	10				10	10	9	9	9	37
Less: General partner’s interest in net income	—				—	69	71	—	—	140
Limited partners’ interest in net income	216				216	119	153	228	246	746

Adjusted EBITDA*	321				321	281	319	323	345	1,268

Distributable Cash Flow*	269				269	226	254	255	254	989

Net Income Per Limited Partner Unit (dollars)
Common units—basic	0.95				0.95	0.96	1.23	1.18	1.08	4.45
Common units—diluted	0.93				0.93	0.92	1.15	1.15	1.06	4.29

Weighted-Average Limited Partner Units Outstanding (thousands)
Common units—basic	228,312				228,312	124,258	124,824	192,274	227,857	167,655
Common units—diluted	242,132				242,132	138,078	138,644	206,093	241,676	181,475
* See note on the use of non-GAAP measures.

Exhibit 99.2

SELECTED OPERATING DATA

CONSOLIDATED

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Wholly Owned Operating Data
Pipelines
Pipeline revenues (millions of dollars)	111				111	109	117	121	126	473
Pipeline volumes(1) (thousands of barrels daily)
Crude oil	941				941	959	1,000	998	1,005	991
Refined petroleum products and NGL	866				866	768	995	990	1,033	947
Total	1,807				1,807	1,727	1,995	1,988	2,038	1,938

Average pipeline revenue per barrel (dollars)	0.67				0.67	0.70	0.64	0.66	0.67	0.67

Terminals
Terminal revenues (millions of dollars)	43				43	40	39	41	47	167
Terminal throughput (thousands of barrels daily)
Crude oil(2)	460				460	471	456	493	459	470
Refined petroleum products	748				748	736	809	819	852	804
Total	1,208				1,208	1,207	1,265	1,312	1,311	1,274

Average terminaling revenue per barrel (dollars)	0.39				0.39	0.36	0.33	0.33	0.38	0.35

Storage, processing and other revenues (millions of dollars)	113				113	153	107	108	118	486
Total operating revenues (millions of dollars)	267				267	302	263	270	291	1,126

Joint Venture Operating Data(3)
Crude oil, refined petroleum products and NGL (thousands of barrels daily)	838				838	687	772	786	793	760
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Bayway and Ferndale rail rack volumes included in crude oil terminals.
(3) Proportional share of total pipeline and terminal volumes of joint ventures consistent with recognized equity in earnings of affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital Expenditures and Investments
Expansion	196				196	195	102	136	146	579
Maintenance	15				15	15	12	25	28	80
Adjusted capital spending*	211				211	210	114	161	174	659
Capital expenditures and investments funded by certain joint venture partners	23				23	422	—	—	1	423
Capital expenditures and investments	234				234	632	114	161	175	1,082
* See note on the use of non-GAAP measures.

CASH DISTRIBUTIONS

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Common Unit (Dollars)	0.875				0.875	0.845	0.855	0.865	0.875	3.440

Cash Distributions* ($ Millions)
Common units—public	51				51	47	49	50	51	197
Common units—Phillips 66	148				148	58	58	147	149	412
General partner—Phillips 66	—				—	69	70	—	—	139
Total	199				199	174	177	197	200	748

Coverage Ratio†**	1.35				1.35	1.30	1.44	1.29	1.27	1.32
* Cash distributions declared attributable to the indicated periods.
** See note on the use of non-GAAP measures.
† Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net income	226				226	198	233	237	255	923
Plus:
Depreciation	30				30	29	29	30	32	120
Net interest expense	28				28	27	26	25	27	105
Income tax expense	1				1	1	1	1	—	3
EBITDA**	285				285	255	289	293	314	1,151
Proportional share of equity affiliates’ net interest, taxes and depreciation and amortization	35				35	26	29	30	31	116
Expenses indemnified or prefunded by Phillips 66	—				—	—	1	—	—	1
Transaction costs associated with acquisitions	1				1	—	—	—	—	—
Adjusted EBITDA**	321				321	281	319	323	345	1,268
Plus:
Deferred revenue impacts*†	2				2	—	(4)	—	(2)	(6)
Less:
Equity affiliate distributions less than proportional EBITDA	1				1	9	13	9	25	56
Maintenance capital expenditures†	15				15	9	12	25	28	74
Net interest expense	28				28	27	26	25	27	105
Preferred unit distributions	10				10	10	9	9	9	37
Income taxes paid	—				—	—	1	—	—	1
Distributable cash flow **	269				269	226	254	255	254	989
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	274				274	205	276	276	259	1,016
Plus:
Net interest expense	28				28	27	26	25	27	105
Income tax expense	1				1	1	1	1	—	3
Changes in working capital	(12)				(12)	34	(11)	(9)	20	34
Undistributed equity earnings	(4)				(4)	(2)	(1)	(4)	10	3
Deferred revenues and other liabilities	—				—	(9)	1	2	1	(5)
Other	(2)				(2)	(1)	(3)	2	(3)	(5)
EBITDA**	285				285	255	289	293	314	1,151
Proportional share of equity affiliates’ net interest, taxes and depreciation and amortization	35				35	26	29	30	31	116
Expenses indemnified or prefunded by Phillips 66	—				—	—	1	—	—	1
Transaction costs associated with acquisitions	1				1	—	—	—	—	—
Adjusted EBITDA**	321				321	281	319	323	345	1,268
Plus:
Deferred revenue impacts*†	2				2	—	(4)	—	(2)	(6)
Less:
Equity affiliate distributions less than proportional EBITDA	1				1	9	13	9	25	56
Maintenance capital expenditures†	15				15	9	12	25	28	74
Net interest expense	28				28	27	26	25	27	105
Preferred unit distributions	10				10	10	9	9	9	37
Income taxes paid	—				—	—	1	—	—	1
Distributable cash flow**	269				269	226	254	255	254	989
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.
Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms “EBITDA,” “adjusted EBITDA,” “distributable cash flow,” “coverage ratio,” and “adjusted capital spending.” These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance of the Partnership with other companies in our industry. EBITDA and distributable cash flow help facilitate an assessment of our ability to generate sufficient cash flow to make distributions to our partners. We believe that the presentation of EBITDA, adjusted EBITDA and distributable cash flow provides useful information to investors in assessing our financial condition and results of operations. Our coverage ratio is calculated as distributable cash flow divided by total cash distributions and is included to help indicate the Partnership’s ability to pay cash distributions from current earnings. Additionally, adjusted capital spending is a non-GAAP financial measure that demonstrates Phillips 66 Partners' net share of capital spending. The GAAP performance measure most directly comparable to EBITDA and adjusted EBITDA is net income. The GAAP liquidity measure most comparable to EBITDA and distributable cash flow is net cash provided by operating activities. The GAAP financial measure most comparable to our coverage ratio is calculated as net cash provided by operating activities divided by total cash distributions. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. These non-GAAP financial measures should not be considered as alternatives to GAAP net income or net cash provided by operating activities. They have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. They should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Additionally, because EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio and adjusted capital spending may be defined differently by other companies in our industry, our definition of EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio and adjusted capital spending may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Reconciliations of current quarter EBITDA, adjusted EBITDA and distributable cash flow to net income and net cash provided by operating activities, as well as adjusted capital spending to capital expenditures and investments are included in this earnings release supplemental data. Additionally, the disaggregation of adjusted capital spending between expansion and maintenance is not a distinction recognized under GAAP. We provide such disaggregation because our partnership agreement requires that we treat expansion and maintenance capital differently for certain surplus determinations. Further, we generally fund expansion capital spending with both operating and financing cash flows and fund maintenance capital spending with operating cash flows. We believe this is an important distinction in our liquidity profile.